UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )
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INTERVOICE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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The attached Form 8-K (and the exhibit thereto), which was filed with the Securities and Exchange Commission on July 20, 2007, may be deemed “additional soliciting materials” within the meaning of the Securities Exchange Act of 1934, as amended. Ernst & Young LLP has advised Intervoice, Inc. that Ernst & Young LLP will not be attending the 2007 annual meeting of shareholders.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 17, 2007
Intervoice, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-15045	75-1927578
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
17811 Waterview Parkway,
Dallas, Texas 75252
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (972) 454-8000
Not applicable
(Former name or former address, if changed since last report)
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.
     On July 17, 2007 Ernst & Young LLP (“E&Y”), the independent registered public accounting firm to Intervoice, Inc. (the “Company”), advised the Company that they were resigning effective as of such date. E&Y’s resignation was voluntary and not recommended or approved by the Company’s Board of Directors or Audit Committee.
     E&Y’s reports on the Company’s financial statements for the years ended February 28, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during the years ended February 28, 2007 and 2006 and the subsequent interim periods preceding E&Y’s resignation, there were no disagreements between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreements in connection with its report. There were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.
     The Company at the direction of its Audit Committee has commenced the process of interviewing other accounting firms to serve as the Company’s independent accountants and the Audit Committee will endeavor to engage a firm in sufficient time to complete its required work in connection with the Company’s Form 10-Q for the quarter ending August 31, 2007.
Item 9.01. Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Exhibit Title

16.1	Letter dated July 20, 2007 from Ernst & Young LLP to the Securities and Exchange Commission regarding Ernst & Young LLP’s agreement with the Company’s disclosure about Ernst & Young LLP’s resignation.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERVOICE, INC.
By:	/s/ Dean C. Howell
Dean C. Howell
Senior Vice President and General Counsel

Date: July 20, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit Title

16.1	Letter dated July 20, 2007 from Ernst & Young LLP to the Securities and Exchange Commission regarding Ernst & Young LLP’s agreement with the Company’s disclosure about Ernst & Young LLP’s resignation.

EXHIBIT 16.1 TO FORM 8-K
July 20, 2007
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549
Gentlemen:
We have read Item 4.01 of Form 8-K dated July 20, 2007, of Intervoice, Inc. and are in agreement with the statements contained in the first sentence of the first paragraph and the statements contained in the second paragraph on page 1 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.
/s/ Ernst & Young LLP